UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 10, 2020

PARAMOUNT GOLD NEVADA CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-36908	98-0138393
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

89445

(Address of Principal Executive Offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	PZG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Paramount Gold Nevada Corp. (the “Company”) held its annual stockholder meeting on December 10, 2020.   Of the 34,237,080 shares outstanding and entitled to vote at the meeting, 21,301,355 shares of common stock or 62.22% were voted.

At the annual stockholder meeting, the stockholders of the Company were asked to consider and vote on three proposals.  The election results for each proposal were as follows:

Proposal #1: Election of Directors

The stockholders elected the following seven individuals to the Company’s Board of Directors for a one-year term expiring at the 2021 Annual General Meeting.  The voting results were as follows:

	For	Withheld	Broker Non-Votes	Approval Percentage(1)
Rudi Fronk	12,684,434	207,820	8,409,101	98.39%
Glen Van Treek	12,693,526	198,728	8,409,101	98.46%
Christopher Reynolds	12,678,734	213,520	8,409,101	98.34%
John Carden	12,653,928	238,326	8,409,101	98.15%
Eliseo Gonzalez-Urien	12,673,883	218,371	8,409,101	98.31%
Pierre Pelletier	12,681,704	210,550	8,409,101	98.37%
Rachel Goldman	12,702,171	190,083	8,409,101	98.53%

Proposal #2:  Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of MNP LLP as the Company’s independent registered public accountants for the year ended June 30, 2021.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
21,050,501	175,426	75,429	0	98.83%

Proposal #3:  Vote to Approve an Amendment to the Company’s Amended and Restated Articles of Incorporation to Increase the Company’s Authorized Shares of Common Stock from Fifty Million to Two Hundred Million.

The stockholders approved the amendment to the Company’s amended and restated articles of incorporation to increase the Company’s authorized shares of Common Stock from fifty million to two hundred million.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
18,220,630	3,007,586	73,139	0	85.54%

(1)  Percentage of votes cast for the nominee or proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

Date: December 11, 2020	By:	/s/ Carlo Buffone
Carlo Buffone
Chief Financial Officer